Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
Investments, at fair value
CLO Debt ⁽⁶⁾
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 11.69%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$1,800,000	$1,728,721	$1,789,740	0.65%
Anchorage Capital CLO 17, Ltd.	Secured Note - Class E, 12.42%, (3M SOFR + 7.12%, due 07/15/2034)	07/23/2024	1,100,000	1,083,736	1,071,070	0.39%
Apidos CLO XXXIX, Ltd.	Secured Note - Class E, 12.28%, (3M SOFR + 7.00%, due 04/21/2035)	08/23/2024	4,850,000	4,852,425	4,851,455	1.75%
AGL CLO 17 Ltd.	Secured Note - Class E, 11.63%, (3M SOFR + 6.35%, due 01/21/2035)	04/15/2024	2,400,000	2,388,000	2,391,840	0.86%
AMMC CLO 24, Limited	Secured Note - Class E, 12.11%, (3M SOFR + 6.83%, due 01/20/2035)	07/26/2023	5,000,000	4,681,297	4,987,000	1.80%
AMMC CLO 25, Ltd.	Secured Note - Class E-R, 12.05%, (3M SOFR + 6.75%, due 04/15/2035)	06/10/2024	5,000,000	5,000,000	4,981,500	1.80%
Anchorage Capital CLO 11, Ltd.	Secured Note - Class E-R2, 12.67%, (3M SOFR + 7.33%, due 07/22/2037)	06/07/2024	5,000,000	4,950,703	4,992,500	1.81%
Ares XXVII CLO, Ltd.	Secured Note - Class E-R2, 12.28%, (3M SOFR + 7.01%, due 10/28/2034)	06/20/2024	2,000,000	2,002,000	1,999,800	0.72%
Ares XXVIII CLO, Ltd.	Secured Note - Class E, 11.25%, (3M SOFR + 5.96%, due 10/17/2030)	07/24/2024	5,000,000	4,948,854	4,930,000	1.78%
Ares XXXIV CLO Ltd.	Secured Note - Class E-R, 12.40%, (3M SOFR + 7.11%, due 04/17/2033)	08/08/2023	1,517,600	1,379,510	1,504,397	0.54%
Ares XLV CLO Ltd.	Secured Note - Class E, 11.66%, (3M SOFR + 6.36%, due 10/15/2030)	05/30/2019	800,000	791,248	794,880	0.29%
Ares LII CLO Ltd.	Secured Note - Class E-R, 11.99%, (3M SOFR + 6.71%, due 04/22/2031)	03/20/2024	5,000,000	4,981,299	4,991,500	1.80%
Ares LIV CLO Ltd.	Secured Note - Class E, 12.90%, (3M SOFR + 7.60%, due 10/15/2032)	03/20/2024	1,425,000	1,425,718	1,423,148	0.51%
Ares LVII CLO, Ltd.	Secured Note - Class E-R, 11.82%, (3M SOFR + 6.53%, due 01/25/2035)	05/15/2024	5,150,000	5,162,208	5,124,765	1.85%
Ares LIX CLO, Ltd.	Secured Note - Class E, 11.80%, (3M SOFR + 6.51%, due 04/25/2034)	04/03/2024	3,700,000	3,703,250	3,701,480	1.34%
Ares LXII CLO, Ltd.	Secured Note - Class E, 12.05%, (3M SOFR + 6.76%, due 01/25/2034)	08/14/2024	3,850,000	3,844,225	3,843,840	1.39%
Bain Capital Credit CLO 2019-2, Limited	Secured Note - Class E-R, 11.87%, (3M SOFR + 6.58%, due 10/17/2032)	03/19/2024	3,000,000	2,911,875	2,930,100	1.06%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 11.38%, (3M SOFR + 6.08%, due 10/15/2030)	10/26/2018	840,000	836,774	838,824	0.30%
Barings CLO Ltd. 2019-II	Secured Note - Class D-R, 12.34%, (3M SOFR + 7.04%, due 04/15/2036)	03/19/2024	575,000	565,771	570,860	0.21%
Battalion CLO XII Ltd.	Secured Note - Class E, 11.45%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,933,609	4,536,290	1.64%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.02%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,375,000	5,027,835	4,783,750	1.73%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 11.14%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,005,296	994,350	0.36%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 12.14%, (3M SOFR + 6.86%, due 04/24/2029)	10/04/2018	3,600,000	3,594,565	3,595,320	1.30%
Canyon CLO 2020-1, Ltd,	Secured Note - Class E-R, 11.91%, (3M SOFR + 6.61%, due 07/15/2034)	04/10/2024	4,473,000	4,408,142	4,369,674	1.58%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D, 11.54%, (3M SOFR + 6.26%, due 04/20/2031)	09/15/2020	5,000,000	4,838,912	5,000,000	1.81%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D, 10.81%, (3M SOFR + 5.51%, due 10/15/2031)	10/04/2018	5,500,000	5,353,940	5,326,200	1.93%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 12.24%, (3M SOFR + 6.96%, due 04/20/2031)	08/19/2019	3,475,000	3,326,585	3,453,108	1.25%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.56%, (3M SOFR + 6.26%, due 04/15/2034)	03/26/2024	4,000,000	3,966,567	4,010,000	1.45%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 12.65%, (3M SOFR + 7.35%, due 04/15/2035)	08/23/2024	2,250,000	2,231,550	2,231,775	0.81%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 11.54%, (3M SOFR + 6.26%, due 01/22/2031)	10/04/2018	5,000,000	4,794,348	4,976,000	1.80%
CIFC Funding 2017-I, Ltd.	Secured Note - Class E-RR, 12.02%, (3M SOFR + 6.74%, due 04/21/2037)	08/05/2024	5,000,000	4,930,484	5,014,500	1.81%
CIFC Funding 2017-II, Ltd.	Secured Note - Class E, 11.49%, (3M SOFR + 6.21%, due 04/20/2030)	01/11/2024	3,750,000	3,651,000	3,731,625	1.35%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D, 11.39%, (3M SOFR + 6.11%, due 04/20/2031)	10/04/2018	1,225,000	1,199,648	1,223,163	0.44%
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 11.06%, (3M SOFR + 5.75%, due 10/20/2037)	09/27/2024	800,000	800,000	800,000	0.29%
CIFC Funding 2018-III, Ltd.	Secured Note - Class E, 11.04%, (3M SOFR + 5.76%, due 07/18/2031)	08/16/2023	4,750,000	4,418,098	4,741,450	1.71%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E, 13.25%, (3M SOFR + 7.96%, due 10/17/2031)	05/22/2019	2,000,000	1,893,258	1,871,400	0.68%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 11.96%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,760,875	1.36%
Cook Park CLO, Ltd.	Secured Note - Class E, 10.95%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	3,475,000	3,399,449	3,466,313	1.25%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 10.71%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	486,911	447,850	0.16%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 12.31%, (3M SOFR + 7.01%, due 07/15/2035)	04/10/2024	5,300,000	5,095,037	5,018,570	1.81%
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 12.03%, (3M SOFR + 6.75%, due 04/20/2037)	08/05/2024	5,000,000	5,000,973	5,090,000	1.84%
Elmwood CLO 20 Ltd.	Secured Note - Class E-R, 11.29%, (3M SOFR + 6.00%, due 01/17/2037)	08/08/2024	1,875,000	1,871,250	1,880,625	0.68%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 13.24%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,828,698	4,916,500	1.78%
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 12.55%, (3M SOFR + 7.35%, due 10/22/2037)	08/06/2024	2,850,000	2,850,000	2,863,680	1.04%
Generate CLO 17 Ltd.	Secured Note - Class E, 11.28%, (3M SOFR + 6.15%, due 10/22/2037)	07/24/2024	3,130,000	3,129,710	3,128,435	1.13%
Harbor Park CLO, Ltd.	Secured Note - Class E, 11.14%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	4,250,000	4,100,238	4,251,275	1.54%
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 11.58%, (3M SOFR + 6.30%, due 04/20/2035)	03/19/2024	4,850,000	4,709,970	4,658,910	1.68%
KKR CLO 14 Ltd.	Secured Note - Class E-R, 11.71%, (3M SOFR + 6.41%, due 07/15/2031)	12/20/2023	2,700,000	2,587,021	2,697,840	0.98%
KKR CLO 22 Ltd.	Secured Note - Class E, 11.54%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	5,075,000	4,909,519	5,072,463	1.83%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 12.71%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	2,650,000	2,578,733	2,638,605	0.95%
KKR CLO 32 Ltd.	Secured Note - Class E-R, 12.43%, (3M SOFR + 7.10%, due 04/15/2037)	08/08/2024	5,500,000	5,479,375	5,548,400	2.01%
LCM XVIII, L.P.	Secured Note - Class E-R, 11.49%, (3M SOFR + 6.21%, due 07/20/2031)	10/04/2018	600,000	598,850	474,420	0.17%
Madison Park Funding XX, Ltd.	Secured Note - Class E-R, 10.83%, (3M SOFR + 5.56%, due 07/27/2030)	10/20/2023	1,250,000	1,135,721	1,250,000	0.45%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D, 10.54%, (3M SOFR + 5.26%, due 04/20/2030)	10/04/2018	3,050,000	2,901,374	3,044,510	1.10%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 11.59%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	3,375,000	3,265,360	3,369,938	1.22%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 11.81%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	5,000,000	4,986,617	5,004,500	1.81%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 12.54%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,373,878	3,246,250	1.17%
Neuberger Berman CLO XVII, Ltd.	Secured Note - Class E-R3, 12.08%, (3M SOFR + 6.75%, due 07/22/2038)	08/05/2024	875,000	871,500	879,113	0.32%
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 12.22%, (3M SOFR + 7.00%, due 10/19/2038)	08/08/2024	2,300,000	2,300,000	2,314,030	0.84%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R, 11.80%, (3M SOFR + 6.51%, due 10/16/2033)	07/24/2023	5,000,000	4,704,981	4,991,000	1.80%
OCP CLO 2017-13, Ltd.	Secured Note - Class D-R, 12.06%, (3M SOFR + 6.76%, due 07/15/2030)	03/19/2024	2,000,000	1,987,500	1,990,000	0.72%
Octagon Investment Partners XV, Ltd.	Secured Note - Class D-R, 12.38%, (3M SOFR + 7.25%, due 10/20/2037)	08/06/2024	4,725,000	4,654,537	4,709,880	1.70%
Octagon Investment Partners XV, Ltd.	Secured Note - Class E-R, 12.54%, (3M SOFR + 7.26%, due 07/19/2030)	07/18/2024	2,885,000	2,867,373	2,877,788	1.04%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D, 10.95%, (3M SOFR + 5.66%, due 07/25/2030)	10/04/2018	2,575,000	2,422,839	2,437,495	0.88%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 11.29%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,509,376	1,530,625	0.55%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 12.69%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,823,460	4,819,000	1.74%
OZLM XXI, Ltd.	Secured Note - Class D, 11.08%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,086,760	3,919,260	1.42%
Pikes Peak CLO 1	Secured Note - Class E, 11.59%, (3M SOFR + 6.31%, due 07/24/2031)	10/28/2021	3,500,000	3,423,929	3,377,500	1.22%
Pikes Peak CLO 3	Secured Note - Class E-RR, 12.16%, (3M SOFR + 6.87%, due 10/25/2034)	06/20/2024	425,000	423,462	425,000	0.15%
RAD CLO 12, Ltd.	Secured Note - Class E, 11.87%, (3M SOFR + 6.61%, due 10/30/2034)	05/29/2024	2,150,000	2,154,838	2,137,530	0.77%
RAD CLO 26, Ltd.	Secured Note - Class E, 10.62%, (3M SOFR + 5.90%, due 10/20/2037)	08/07/2024	5,000,000	5,000,000	5,000,000	1.81%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 11.24%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,201,977	2,180,700	0.79%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 11.54%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,871,420	4,843,500	1.75%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 11.44%, (3M SOFR + 6.31%, due 08/20/2032)	01/13/2021	3,000,000	2,966,884	2,878,200	1.04%
Rockford Tower CLO 2021-3, Ltd.	Secured Note - Class E, 12.26%, (3M SOFR + 6.98%, due 10/20/2034)	10/17/2023	4,975,000	4,472,374	4,620,283	1.67%
RR 4 Ltd.	Secured Note - Class D, 11.41%, (3M SOFR + 6.11%, due 04/15/2030)	10/28/2021	5,000,000	4,840,694	5,002,500	1.81%
RR 7 Ltd.	Secured Note - Class D-1B, 11.80%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	3,000,000	2,911,250	3,002,700	1.09%
RR 15 Ltd.	Secured Note - Class D, 11.76%, (3M SOFR + 6.46%, due 04/15/2036)	04/17/2024	5,000,000	4,987,807	4,987,500	1.80%
RR 16 Ltd.	Secured Note - Class D, 11.81%, (3M SOFR + 6.51%, due 07/15/2036)	04/17/2024	5,000,000	5,000,449	4,980,000	1.80%
Sculptor CLO XXIX, Ltd.	Secured Note - Class E, 13.14%, (3M SOFR + 7.86%, due 10/22/2034)	03/26/2024	3,800,000	3,764,375	3,787,460	1.37%
Shackleton 2019-XIV CLO, Ltd.	Secured Note - Class E-R, 12.86%, (3M SOFR + 7.58%, due 07/20/2034)	03/26/2024	1,025,000	1,023,427	1,031,663	0.37%

See accompanying notes to the consolidated schedule of investments

Eagle Point Income Company Inc. and Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
CLO Debt ⁽⁶⁾ (continued)
Southwick Park CLO, Ltd.	Secured Note - Class E-R, 11.79%, (3M SOFR + 6.51%, due 07/20/2032)	03/20/2024	$5,250,000	$5,250,100	$5,242,650	1.90%
Symphony CLO XXI, Ltd.	Secured Note - Class E-R, 12.16%, (3M SOFR + 6.86%, due 07/15/2032)	04/16/2024	2,800,000	2,713,788	2,775,360	1.00%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 12.31%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	3,675,000	3,661,249	3,589,373	1.30%
TICP CLO VIII, Ltd.	Secured Note - Class D-R, 12.24%, (3M SOFR + 6.96%, due 10/20/2034)	07/27/2023	2,000,000	1,920,976	1,966,400	0.71%
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 11.79%, (3M SOFR + 6.51%, due 04/20/2034)	09/24/2024	3,625,000	3,619,563	3,630,075	1.31%
Venture 36 CLO, Limited	Secured Note - Class E, 12.46%, (3M SOFR + 7.18%, due 04/20/2032)	01/21/2021	5,607,455	5,095,676	3,791,200	1.37%
Venture 43 CLO, Limited	Secured Note - Class E, 12.71%, (3M SOFR + 7.41%, due 04/15/2034)	11/02/2021	2,500,000	2,447,367	2,237,000	0.81%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 11.29%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,716,806	1,619,800	0.59%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E, 11.05%, (3M SOFR + 5.76%, due 07/17/2031)	10/27/2021	4,025,000	3,903,773	3,735,200	1.35%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 11.84%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,412,093	1,934,430	0.70%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E, 12.14%, (3M SOFR + 6.86%, due 07/20/2033)	10/28/2021	5,000,000	4,804,824	4,575,000	1.65%
				304,369,125	304,026,478	109.89%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 14.83%, maturity 04/15/2034)	06/08/2021	13,105,000	4,269,922	3,685,718	1.33%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 17.46%, maturity 01/15/2035)	06/17/2021	4,000,000	2,604,368	2,470,089	0.89%
Ares LXIII CLO, Ltd.	Subordinated Note (effective yield 18.65%, maturity 04/20/2035)	07/30/2024	5,000,000	3,918,750	3,886,408	1.41%
Ares LXV CLO, Ltd.	Subordinated Note (effective yield 19.85%, maturity 07/25/2034)	04/16/2024	4,450,000	3,075,166	3,199,749	1.16%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 20.36%, maturity 07/16/2034)	08/09/2023	5,030,000	2,451,212	2,226,410	0.81%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 17.10%, maturity 01/22/2035)	09/05/2023	5,750,000	3,311,080	2,600,734	0.94%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 25.96%, maturity 10/25/2034) ⁽⁹⁾	09/24/2021	5,000,000	3,225,369	2,833,606	1.02%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 11.70%, maturity 04/25/2034)	11/03/2021	4,000,000	2,878,566	2,140,931	0.77%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 8.27%, maturity 01/18/2035)	11/17/2021	5,000,000	3,417,159	2,294,490	0.83%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 20.51%, maturity 04/21/2035)	09/27/2023	3,000,000	2,041,591	2,173,880	0.79%
Boyce Park CLO, Ltd.	Class M-2 Notes (effective yield 20.51%, maturity 04/21/2035)	09/27/2023	3,214,286	65,303	45,517	0.02%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 10.42%, maturity 04/20/2034)	10/28/2021	3,000,000	2,277,010	1,815,031	0.66%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 9.79%, maturity 07/20/2034)	11/02/2021	5,000,000	3,731,077	2,780,588	1.01%
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 19.92%, maturity 07/15/2034)	08/14/2024	5,000,000	2,450,000	2,356,405	0.85%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 17.17%, maturity 04/20/2035)	08/15/2023	5,004,700	3,432,041	3,044,029	1.10%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 20.65%, maturity 07/16/2037)	12/02/2019	7,000,000	4,859,987	5,474,129	1.98%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 17.17%, maturity 07/16/2035)	10/23/2023	1,100,000	870,826	861,791	0.31%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 21.02%, maturity 07/20/2034)	08/09/2023	2,350,000	1,533,538	1,633,194	0.59%
Dryden 113 CLO, Ltd.	Income Note (effective yield 16.36%, maturity 10/15/2037)	07/30/2024	2,500,000	2,212,500	2,168,244	0.78%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 11.60%, maturity 10/20/2036)	10/26/2023	5,000,000	3,159,890	2,930,825	1.06%
Generate CLO 5 Ltd.	Subordinated Note (effective yield 19.48%, maturity 07/22/2037)	07/29/2024	5,000,000	3,112,500	2,954,453	1.07%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 24.96%, maturity 01/21/2035)	04/27/2023	1,150,000	662,092	752,714	0.27%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 15.88%, maturity 07/15/2037)	12/14/2021	5,500,000	3,771,390	3,400,864	1.23%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 20.98%, maturity 04/15/2037)	03/11/2020	4,471,866	2,608,306	2,751,484	0.99%
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 1.69%, maturity 04/15/2032)	06/04/2019	5,300,000	2,907,522	1,102,679	0.40%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030)	01/31/2020	6,000,000	2,394,157	900,000	0.33%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 4.99%, maturity 10/25/2032)	08/02/2019	5,750,000	3,628,344	2,324,927	0.84%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 17.13%, maturity 04/15/2037)	03/25/2024	8,250,000	4,397,953	3,893,348	1.41%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 13.82%, maturity 07/20/2034)	02/02/2022	5,945,000	4,408,481	3,869,159	1.40%
Regatta XVIII Funding, Ltd	Subordinated Note (effective yield 19.93%, maturity 01/15/2034)	09/05/2024	3,175,322	1,977,432	1,976,677	0.71%
RR 23 LTD	Subordinated Note (effective yield 14.46%, maturity 10/15/2035)	10/12/2023	5,000,000	2,916,836	2,965,675	1.07%
Venture 37 CLO, Limited	Subordinated Note (effective yield 4.60%, maturity 07/15/2032)	05/21/2019	5,200,000	2,709,048	1,274,193	0.46%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 19.67%, maturity 07/20/2035)	08/15/2023	5,490,000	3,337,526	2,405,126	0.87%
				94,616,942	81,193,067	29.36%
CFO Debt ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹²⁾	07/13/2023	488,565	483,679	502,471	0.18%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹²⁾	07/13/2023	223,713	221,476	230,828	0.08%
StepStone Private Equity LP Secondary Opportunities Ltd.	Class C Loan, Delayed Draw, 13.07% (due 12/28/2035) ⁽¹¹⁾	07/03/2024	1,268,180	1,268,180	1,268,180	0.46%
				1,973,335	2,001,479	0.72%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, due 07/12/2038)	07/13/2023	509,984	509,984	663,660	0.24%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Loan, Delayed Draw (effective yield 28.90%, due 12/28/2035)	07/03/2024	2,412,347	2,412,347	2,365,290	0.86%
				2,922,331	3,028,950	1.10%

Total investments at fair value as of September 30, 2024				$403,881,733	$390,249,974	141.07%

Liabilities, at fair value ⁽¹⁰⁾
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(36,222,854)	-13.10%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(39,151,225)	(39,150,927)	(39,119,747)	-14.14%
8.00% Series C Term Preferred Stock due 2029	Preferred Stock		(42,154,800)	(42,145,068)	(42,154,800)	-15.24%
Total liabilities at fair value as of September 30, 2024				$(119,337,220)	$(117,497,401)	-42.48%

Net assets above (below) fair value of investments and liabilities at fair value					3,812,926

Net assets as of September 30, 2024					$276,565,499

⁽¹⁾	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
⁽²⁾	All securities are exempt from registration under the Securities Act of 1933, as amended, are deemed to be "restricted" securities, are categorized as structured finance securities and the country of risk is the United States. "SOFR" represents the Secured Overnight Financing Rate for the applicable reset date for each investment.
⁽³⁾	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 "Revolving Credit Facility" for further discussion.
⁽⁴⁾	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
⁽⁵⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁶⁾	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
⁽⁷⁾	Classified as Level III investment. See Note 3 "Investments" for further discussion.
⁽⁸⁾	CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2024, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.19%.
⁽⁹⁾	Fair value includes the Company's interest in fee rebates on CLO equity.
⁽¹⁰⁾	The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026, 7.75% Series B Term Preferred Stock due 2028, and 8.00% Series C Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
⁽¹¹⁾	This investment has an unfunded commitment as of September 30, 2024. See Note 7 "Commitments and Contingencies" for further discussion.
⁽¹²⁾	Fixed rate investment.

See accompanying notes to the consolidated schedule of investments

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Income Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together the “Subsidiaries”). All intercompany accounts have been eliminated upon consolidation. As of September 30, 2024, the US Subsidiary and the Cayman Subsidiary represented 0.2% and 0.0% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments, inclusive of costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”), its 7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”), and its 8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively with the Series A Term Preferred Stock and the Series B Term Preferred Stock, the “Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt and collateralized fund obligation (“CFO”) debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Interest Expense

Interest expense includes the Company’s distributions associated with its Preferred Stock and amounts due under the credit facility agreement in relation to the outstanding borrowings and unused commitment fees. Interest expense also includes the Company’s amortization of original issue premiums and discounts associated with its Preferred Stock.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

The following table summarizes the components of interest expense for the nine months ended September 30, 2024:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$1,426,550	$2,179,049	$1,401,827	$-	$5,007,426
Interest expense on credit facility	-	-	-	161,771	161,771
Amortization of issuance (premium) discount	-	950	1,984	-	2,934
	$1,426,550	$2,179,999	$1,403,811	$161,771	$5,172,131

Interest expense is recorded as an expense on the Consolidated Statement of Operations. The Company’s Preferred Stock has no interest payable as of September 30, 2024.

Please refer to Note 6 “Mandatory Redeemable Preferred Stock” and Note 9 “Revolving Credit Facility” for further discussion relating to the Preferred Stock issuances and on the interest expense due under the credit facility agreement, respectively.

Original Issue Discounts and Premiums

Original issue discounts and premiums on liabilities consist of discounts or premiums recorded in connection with the issuance of the Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue discounts and premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of each of the Preferred Stock. Amortization and accretion of original issue discounts and premiums are reflected as an expense and a contra expense within interest expense in the Consolidated Statement of Operations, respectively.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses, ATM program expenses and the Committed Equity Financing (as defined in Note 5 “Common Stock”) expenses. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs are recorded as an expense on the Consolidated Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$400,214,435

Gross unrealized appreciation	$7,983,237
Gross unrealized depreciation	$(17,947,698)
Net unrealized depreciation	$(9,964,461)

For the nine months ended September 30, 2024, the Company incurred $25,056 in tax expenses as reported on the Consolidated Statement of Operations. This is comprised of $75,000 of Delaware franchise tax expense related to the 2024 tax year and $49,944 of an excise tax credit related to the 2023 tax year.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

For the nine months ended September 30, 2024, the Company declared and paid monthly distributions on common stock of approximately $26.1 million or $1.80 per share.

For the nine months ended September  30, 2024, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $1.4 million or approximately $0.94 per share of Series A Term Preferred Stock.

For the nine months ended September  30, 2024, the Company declared and paid dividends on the Series B Term Preferred Stock of approximately $2.2 million or approximately $1.45 per share of Series B Term Preferred Stock.

For the nine months ended September  30, 2024, the Company declared and paid dividends on the Series C Term Preferred Stock of approximately $1.4 million or approximately $0.98 per share of Series C Term Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following table summarizes the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2024:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$304.03	$-	$304.03
CLO Equity	-	-	81.19	81.19
CFO Debt	-	-	2.00	2.00
CFO Equity	-	-	3.03	3.03
Total Investentments at Fair Value ⁽¹⁾	$-	$304.03	$86.22	$390.25
Total Assets at Fair Value ⁽¹⁾	$-	$304.03	$86.22	$390.25

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$36.22	$-	$-	$36.22
Series B Term Preferred Stock	39.12	-	-	39.12
Series C Term Preferred Stock	42.15	-	-	42.15

Total Liabilities at Fair Value Under FVO ⁽¹⁾	$117.49	$-	$-	$117.49

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2024.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average⁽¹⁾
CLO Equity	$79.19	Discounted Cash Flows	Annual Default Rate ⁽²⁾	0.00% - 4.20%
			Annual Prepayment Rate ⁽²⁾ ⁽³⁾	25.00%
			Reinvestment Spread	3.29% - 3.93% / 3.49%
			Reinvestment Price	99.50%
			Recovery Rate	68.88% - 69.97% / 69.70%
			Expected Yield	12.13% - 81.96% / 21.50%
CFO Debt	0.73	Discounted Cash Flows	Discount Rate	10.70% - 14.04% / 11.75%
CFO Equity	0.66	Discounted Cash Flows	Discount Rate ⁽⁴⁾	31.10%
Total Fair Value of Level III Investments⁽⁵⁾	$80.59

⁽¹⁾ Weighted average calculations are based on the fair value of investments.

⁽²⁾ A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

⁽³⁾ 0% is assumed for defaulted and non-performing assets.

⁽⁴⁾ Range not shown as only one position is included in the category.

⁽⁵⁾ Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, which may include third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $3.6 million have been excluded from the preceding table. Additionally, the preceding table excludes $2.0 million of fair value pertaining to CLO equity with expected yields over 100%.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2024:

Change in Investments Classified as Level III (in millions)

	CLO Equity	CFO Debt	CFO Equity	Total
Balance as of January 1, 2024	$63.33	$0.27	$0.22	$63.82

Purchases of investments	26.04	1.71	2.73	30.48
Proceeds from sales or maturity of investments ⁽¹⁾	(5.81)		-	(5.81)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(2.37)	0.02	0.08	(2.27)
Balance as of September 30, 2024 ⁽²⁾ ⁽³⁾	$81.19	$2.00	$3.03	$86.22
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2024	$(2.37)	$0.02	$0.08	$(2.27)

⁽¹⁾ Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

⁽²⁾ There were no transfers in or out of Level III during the period.

⁽³⁾ Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Valuation of CFO Debt and CFO Equity

The Adviser engages a nationally recognized independent valuation agent to determine fair value of the CFO debt and CFO equity held by the Company. The independent valuation agent performs a discounted cash flow analysis, or other valuation techniques appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser may also utilize the mid-point of an indicative broker quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High-Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (including Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates,

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow the Company receives on the Company’s CLO debt investments. Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, September 18, 2023, and September 20, 2024 with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to BNP Paribas, as lender. Such borrowings under the Revolving Credit Facility bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of September 21, 2025. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the nine months ended September 30, 2024, the Company had an average outstanding borrowing and average interest rate of approximately $2.1 million and 7.45%, respectively. The interest expense for the nine months ended September 30, 2024 on the Revolving Credit Facility was approximately $0.2 million, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of September 30, 2024, the Company had an outstanding borrowing amount of $8.1 million.

See Note 5 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

5.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving

Eagle Point Income Company Inc. and Subsidiaries

Notes to Consolidated Schedule of Investments

September 30, 2024

(Unaudited)

Credit Facility as of September 30, 2024, and as of December 31, 2023:

	As of	As of
	September 30, 2024	December 31, 2023
Total Assets	$404,642,590	$243,728,043
Less liabilities and debts not represented by senior securities	(2,489,720)	(1,513,315)
Net total assets and liabilities	$402,152,870	$242,214,728

Preferred Stock	$119,347,250	$72,353,275
Revolving Credit Facility	8,100,000	14,520,000
	$127,447,250	$86,873,275

Asset coverage for preferred stock ⁽¹⁾	316%	279%
Asset coverage for debt securities ⁽²⁾	4965%	1668%

⁽¹⁾ Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

⁽²⁾ Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.